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JFH/fso
Friday, May 10, 2002

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

           Date of Report (Date earliest event reported) May 2, 2002
                            -----------------------


                            SAF T LOK INCORPORATED
            ------------------------------------------------------
            (exact name of registrant as specified in its charter)


                                    FLORIDA
                ----------------------------------------------
                (State or other jurisdiction of incorporation)



          1-11968                                          65-0142837
------------------------                    -----------------------------------
(Commission File Number)                    (IRS Employer Identification Number)


                  32 West State Street - Sharon, Pennsylvania
            -------------------------------------------------------
                   (Address of principal executive offices)

                                     16146
                                  ----------
                                  (Zip Code)


      Registrant's Telephone Number, Including Area Code: (724) 981-3159

                                   ---------

                                      N/A
                                   ---------

         (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS

     On May 2, 2002 a complaint in a civil action was filed in the United States District Court of the Southern District of Florida captioned Rosalyn Levine, individually and on behalf of all others similarly situated against the Company, Franklin W. Brooks, Jeffrey W. Brooks, and William Schmidt. This is a class action on behalf of all purchasers of the common stock of the Company between May 17, 1999 through April 16, 2001 seeking to pursue remedies under the Securities Exchange Act of 1934. On May 3, 2002, a complaint in a civil action was filed in the United States District Court of the Southern District of Florida captioned Kenneth W. Greene, on behalf of himself and all others similarly situated against the Company, Franklin W. Brooks, Jeffrey W. Brooks, William Schmidt, James E. Winner, Jr., John F. Hornbostel, Jr., and Goldberg Wagner Stump and Jacobs LLP. This is a class action on behalf of all purchasers of the common stock of the Company between April 14, 2000 and April 16, 2001 seeking to pursue remedies under the Securities Exchange Act of 1934. The Company intends to defend these actions vigorously, and believes that the allegations are unfounded. The Company has notified its insurance carriers of the filing of these Complaints to determine whether such carriers will provide either indemnity or a defense.

     The Company announced that effective May 10, 2002, James E. Winner, Jr., resigned as Chairman of The Board, President, and Chief Executive Officer, and Karen Winner Hale, Dewey R. Stokes, and Curtis A. Sliwa, resigned as Directors. The Directors resigned for personal reasons, not because of any disagreement with the Company. The Company announced that it named John F. Hornbostel, Jr., as Chairman of The Board, President, and Chief Executive Officer of the Company. Mr. Hornbostel continues as a Director, Secretary, and General Counsel of the Company. The Company also announced today that it has named Charles R. Miller, Vice President of the Company. Mr. Miller continues as Chief Financial Officer and Treasurer of the Company.


     Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     A press release attached hereto is filed as part of this report.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SAF T LOK INCORPORATED

                                   By: /s/ John F. Hornbostel, Jr.
                                       --------------------------------
                                        John F. Hornbostel, Jr., Esq.
                                        Director, Secretary and General Counsel
Dated:  May 10, 2002

INDEX TO EXHIBIT

Exhibit 99

Description - Press Release